UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):
December 23, 2014

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁪☐	⁪Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪☐	⁪Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 23, 2014, Cash America International, Inc., a Texas corporation (the “Company”), and its direct and indirect domestic subsidiaries as guarantors (collectively, the “Guarantors”) entered into a Sixth Amendment (the “Sixth Amendment”) to its Credit Agreement dated March 30, 2011 among the Company, the Guarantors, Wells Fargo Bank, National Association, as Administrative Agent, and the lenders named therein, as previously amended (the “Credit Agreement”).  The Sixth Amendment, among other things, provides (i) that any acceleration or demand for acceleration, repayment, redemption or repurchase of or any default or event of default under the Company’s 5.75% senior notes due 2018 (“2018 Senior Notes”) or the related indenture (“Other Debt Action”) proximately caused by the spin-off of Enova International, Inc. (“Enova”) will not result in a default or event of default under the Credit Agreement and that any such Other Debt Action will not be deemed an event that could reasonably be expected to give rise to or have a material adverse effect under the Credit Agreement, and (ii) until such time as the Company notifies the Administrative Agent for the Credit Agreement that the provision described in subsection (i) above is no longer required, the Company’s minimum liquidity (the unused amount under the Credit Agreement plus the amount of unrestricted cash and cash equivalents of the Company and its subsidiaries in excess of $10,000,000) will not be less than $250,000,000 less the aggregate amount of all payments made on the 2018 Senior Notes after December 1, 2014.

The foregoing description of the Sixth Amendment is qualified in its entirety by the complete terms and conditions of the Sixth Amendment, which is incorporated herein by reference in Exhibit 10.1.

ITEM 2.03     CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure in Item 1.01 is incorporated herein by reference.

ITEM 7.01     REGULATION FD DISCLOSURE

Representatives of a small number of holders of the 2018 Senior Notes, which the Company believes own less than a majority of the aggregate principal amount of the 2018 Senior Notes, have indicated that they believe the Company’s spin-off of Enova was not permitted by the indenture governing the 2018 Senior Notes (the “Indenture”).  These noteholders have taken the position that the Company is in default under the Indenture and that a make-whole premium is payable, in addition to principal and accrued interest.  The Company disagrees with the assertion that a default exists under the Indenture and also disagrees that a make-whole premium would be due in the event of a default because, among other things, the Indenture provides that upon acceleration of the 2018 Senior Notes due to a default, the repayment remedy is the repayment of principal and accrued interest with no provision for a make-whole premium.  The Company believes the position taken by these noteholders is without merit and the Company intends to vigorously defend its position on these issues if formally asserted.  The Company has ample liquidity and capital resources, including availability under the Company’s $280 million Credit Agreement, to repay the 2018 Senior Notes regardless of the outcome of this claim.  As of December 29, 2014, the Company had $280 million of available credit under the Credit Agreement and, as of that date, the Company had approximately $196.5 million aggregate principal amount of 2018 Senior Notes outstanding and no other outstanding indebtedness.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit No.	Description
10.1
Sixth Amendment to Credit Agreement dated as of December 23, 2014 among Cash America International, Inc., the domestic subsidiaries of Cash America International, Inc. as guarantors, Wells Fargo Bank, National Association, and certain lenders named therein

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements about the business, financial condition, operations and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation: the effect of, compliance with or changes in domestic pawn, consumer credit, tax and other laws and governmental rules and regulations applicable to the Company's business or changes in the interpretation or enforcement thereof; the regulatory and examination authority of the Consumer Financial Protection Bureau, including the effect of and compliance with a consent order the Company entered into with the Consumer Financial Protection Bureau in November 2013; risks related to the separation of the Company and Enova; a claim relating to the terms of the Company’s 5.75% senior notes; the Company’s ability to process or collect consumer loans through the Automated Clearing House system; the actions of third parties who provide, acquire or offer products and services to, from or for the Company; public and regulatory perception of the Company’s business, including its consumer loan business and its business practices; the effect of any current or future litigation proceedings or any judicial decisions or rule-making that affect the Company, its products or its arbitration agreements; fluctuations, including a sustained decrease, in the price of gold or deterioration in economic conditions; a prolonged interruption in the Company’s operations of its facilities, systems and business functions, including its information technology and other business systems; changes in demand for the Company’s services and changes in competition; the Company’s ability to maintain an allowance or liability for estimated losses on consumer loans that are adequate to absorb credit losses; the Company’s ability to attract and retain qualified executive officers; the ability of the Company to open new locations in accordance with its plans or to successfully integrate newly acquired businesses into the Company’s operations; interest rate fluctuations; changes in the capital markets, including the debt and equity markets; changes in the Company’s ability to satisfy its debt obligations or to refinance existing debt obligations or obtain new capital to finance growth; security breaches, cyber-attacks or fraudulent activity; acts of God, war or terrorism, pandemics and other events; the effect of any of such changes on the Company’s business or the markets in which it operates; and other risks and uncertainties indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: December 30, 2014	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1
Sixth Amendment to Credit Agreement dated as of December 23, 2014 among Cash America International, Inc., the domestic subsidiaries of Cash America International, Inc. as guarantors, Wells Fargo Bank, National Association, and certain lenders named therein